UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2008

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of H. William Habermeyer and William J. Madia to the Board of Directors

On February 8, 2008, the Board of Directors of USEC Inc. (the "Company" or "USEC") increased the number of directors from eight to ten and elected H. William Habermeyer and William J. Madia as new directors, effective immediately. Dr. Madia will serve as chairman of the Company’s newly created Technology and Competition Committee and on the Company’s Regulatory and Government Affairs Committee. Mr. Habermeyer will also serve on the Technology and Competition Committee and will serve on the Company’s Compensation Committee.

Mr. Habermeyer, age 65, retired in 2006 as President and Chief Executive Officer of Progress Energy Florida, a subsidiary of Progress Energy, Inc., a diversified energy company. Mr. Habermeyer joined Progress Energy predecessor Carolina Power & Light in 1993 and served as Vice President of Nuclear Services and Environmental Support, Vice President of Nuclear Engineering, and Vice President of the Western Region in North Carolina, before assuming the role of President and Chief Executive Officer of Progress Energy Florida in 2000. Prior to that, Mr. Habermeyer had a 28-year career in the U.S. Navy, retiring as a Rear Admiral. Mr. Habermeyer also serves on the boards of directors of Raymond James Financial, Inc. and Southern Company.

Dr. Madia, age 60, is a vice president at Stanford University responsible for oversight of the Stanford Linear Accelerator Center, a U.S. Department of Energy national science lab. Dr. Madia retired in 2007 as Executive Vice President of Laboratory Operations of the Battelle Memorial Institute, a non-profit independent research and development organization, where he oversaw the management or co-management of six U.S. Department of Energy National Laboratories. Dr. Madia served in that position since 1999 and prior to assuming that role, he managed Battelle’s global environmental business, served as president of Battelle Technology International, director of Battelle’s Columbus Laboratories, and corporate vice president and general manager of Battelle’s Project Management Division.

USEC is party to a Cooperative Research and Development Agreement, dated June 30, 2000, as amended, with UT-Battelle, LLC, under its contract with the U.S. Department of Energy ("DOE") to manage DOE’s Oak Ridge National Laboratory. UT-Battelle, LLC is a joint venture between the Battelle Memorial Institute and the University of Tennessee. During 2007, Dr. Madia was Executive Vice President of Laboratory Operations of the Battelle Memorial Institute and was on the Board of Governors of UT-Battelle, LLC. In 2007, USEC made payments to UT-Battelle, LLC under the CRADA totaling approximately $10 million, for USEC-funded work at the Oak Ridge National Laboratory relating to centrifuge technology.

For their services on the Board, Mr. Habermeyer and Dr. Madia will receive the Company’s standard compensation for non-employee directors, pro rated from their effective date for the current term ending at the 2008 annual meeting of shareholders. A description of such standard compensation arrangement is filed as Exhibit 10.3 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 and incorporated herein by reference.

A copy of the press release announcing the election of Mr. Habermeyer and Dr. Madia is filed as Exhibit 99.1 to this Form 8-K.

(e) Approval of 2008 Base Salaries, 2008 Annual Performance Objectives, and 2008 Long-Term Incentive Program Award Levels for Named Executive Officers

On February 8, 2008, the independent members of the Board of Directors of the Company and the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") approved a number of compensation related items for its named executive officers (the "Named Executive Officers") as detailed below. We have included as Named Executive Officers the individuals who will be listed as named executive officers in the Company’s proxy statement to be filed in connection with its 2008 annual meeting of stockholders as well as the individuals who were listed as named executive officers in the Company’s proxy statement filed with the SEC on March 22, 2007.

The compensation structure for the Named Executive Officers includes base salary, annual incentive awards, and long-term incentive awards.

Base Salaries: The independent members of the Board of Directors and the Compensation Committee determined to increase 2008 base salaries for the Named Executive Officers as follows:

Name…………………………2007 Salary……………Adjustment……………2008 Salary
John K. Welch……………….$830,000………………..$70,000………………..$900,000
John C. Barpoulis……………$350,000………………..$50,000………………..$400,000
Philip G. Sewell……………..$425,000………………...$45,000……………….$470,000
Robert Van Namen…………..$371,000………………...$39,000……………….$410,000
W. Lance Wright…………….$320,000………………...$50,000……………….$370,000

Annual Incentive Awards: The independent members of the Board of Directors and the Compensation Committee approved the annual performance objectives and targets that will be used to determine the annual incentive awards for the Named Executive Officers under the annual incentive program under the USEC Inc. 1999 Equity Incentive Plan for 2008. The target award for the Chief Executive Officer for 2008 is 100% of base salary and target awards for the other Named Executive Officers for 2008 are 70% of base salary. Actual awards can range from 0% to 150% of the targeted percentage, depending on performance against pre-determined annual performance objectives. This does not represent a change from 2007.

The 2008 annual incentive awards will be based on a combination of formula-based Company financial goals and individual performance. The Company financial goals for 2008 are to achieve: (1) a targeted gross profit margin percentage; (2) a targeted cash flow from operations before American Centrifuge expenses, interest and taxes; (3) a targeted earned value on the American Centrifuge project; and (4) a targeted selling, general and administrative expense. The individual performance goals for 2008 consist of individual key performance objectives.

Long-Term Incentive Awards: The independent members of the Board of Directors and the Compensation Committee approved changes to the annualized target levels for the Named Executive Officers under the Company’s Long-Term Incentive Program for 2008. The Long-Term Incentive Program includes annual grants of restricted stock and non-qualified stock options with vesting periods of three years for executive officers and other plan participants, and the annualized target levels are expressed as a percentage of the executive officer’s base salary. The Long-Term Incentive Program also includes a three-year performance component, which was not changed.

The changes approved to the annualized target levels for the Named Executive Officers for 2008 are as follows:

Restricted Stock Awards

Name………………..2007 Target % (of base salary)…………2008 Target % (of base salary)
John K. Welch………………..50%....................................................... 75%
John C. Barpoulis…………….35%....................................................... 60%
Philip G. Sewell………………35%....................................................... 60%
Robert Van Namen…………...35%........................................................60%
W. Lance Wright…………......35%....................................................... 40%

Stock Option Awards

Name………………… 2007 Target % (of base salary)…………2008 Target % (of base salary)
John K. Welch………………...50%.......................................................75%
John C. Barpoulis……………. 35%........................................................60%
Philip G. Sewell……………….35%.......................................................60%
Robert Van Namen…………....35%........................................................60%
W. Lance Wright…………….. 35%........................................................40%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number--Description

99.1--Press release, dated February 8, 2008, issued by USEC Inc. announcing the election of H. William Habermeyer and William J. Madia.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

February 14, 2008	By:	/s/ John C. Barpoulis

Name: John C. Barpoulis
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated February 8, 2008, issued by USEC Inc. announcing the election of H. William Habermeyer and William J. Madia.